Exhibit 99.1

Venus Concept Announces $35 million Debt-to-Equity Exchange Transaction

Substantial Reduction of Existing Debt by Madryn Asset Management to Support Restructuring Efforts and Compliance with NASDAQ Listing Requirements

TORONTO, May 28, 2024 (GLOBE NEWSWIRE) – Venus Concept Inc. (“Venus Concept” or the “Company”) (NASDAQ: VERO), a global medical aesthetic technology leader, today announced that, on May 24, 2024, the Company exchanged $35.0 million of its senior debt held by affiliates of Madryn Asset Management, LP (“Madryn”) for 576,986 shares of newly-created Series Y preferred stock. Each share of Series Y preferred stock is convertible into common stock on a 1-for-100 basis at the option of the holder at any time, or automatically upon the Company’s completion of a $30.0 million common equity raise, subject to certain other conditions.

The debt-to-equity exchange represents a significant reduction in the Company’s debt balance, which was $76.7 million as of March 31, 2024. Following the transaction, the Company’s debt balance is approximately $45.4 million.

This transaction was structured to enable the Company to regain compliance with Nasdaq’s minimum stockholders’ equity listing standard. While the Company believes it now has stockholders’ equity in excess of the listing standard, the transaction remains subject to review and final determination by Nasdaq.

“Today represents the completion of another significant milestone in our on-going restructuring efforts towards both streamlining the capital structure of the business as well as our plan to achieve compliance with the Nasdaq minimum equity standard,” said Rajiv De Silva, Chief Executive Officer of Venus Concept. “We are pleased to have the continued long-term support of Madryn. This transaction further strengthens the financing health of the Company and advances our plan towards achieving cash flow breakeven in 2025 and sustainable, long-term profitability, and we believe it will also allow us to maintain our public listing.”

“Our exchange of debt into equity reflects our continued belief in Venus’ market leading position in the aesthetics industry,” said Avinash Amin, MD, Managing Partner at Madryn Asset Management, LP. “We look forward to working with the Company as it continues to execute on its growth plan.”

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements regarding whether the debt-to-equity exchange will serve to bring the Company into compliance with the minimum equity standard. These forward-looking statements are based on current expectations, estimates, and projections about our business and the industry in which we operate, as well as management's beliefs and assumptions, and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this communication may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under Part I Item 1A—“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and under Part II Item 1A—“Risk Factors” in our subsequently-filed Quarterly Reports on Form 10-Q. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the date of this communication. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

About Venus Concept

Venus Concept is an innovative global medical aesthetic technology leader with a broad product portfolio of minimally invasive and non-invasive medical aesthetic and hair restoration technologies and reaches over 60 countries and 12 direct markets. Venus Concept's product portfolio consists of aesthetic device platforms, including Venus Versa, Venus Versa PRO, Venus Legacy, Venus Velocity, Venus Viva, Venus Glow, Venus Bliss, Venus Bliss MAX, Venus Epileve, Venus Viva MD and AI.ME. Venus Concept's hair restoration systems include NeoGraft® and the ARTAS iX® Robotic Hair Restoration system. Venus Concept has been backed by leading healthcare industry growth equity investors including EW Healthcare Partners (formerly Essex Woodlands), HealthQuest Capital, Longitude Capital Management, Aperture Venture Partners, and Masters Special Situations.

Investor Relations Contact:
ICR Westwicke on behalf of Venus Concept:
Mike Piccinino, CFA
VenusConceptIR@westwicke.com